Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS SECOND QUARTER 2016 REVENUES OF $7.4 MILLION; ADJUSTED EBITDA OF $1.6 MILLION; NET LOSS OF $(0.7) MILLION

Total First Half Fiscal 2016 Revenue $14.0 Million; Adjusted EBITDA $2.2 Million; Net Loss of $(2.2) Million

Atlanta, GA — September 7, 2016 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of the Looking Glass® platform of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises in the new value-based world today announced financial results for the second quarter and first half of fiscal 2016, which ended July 31, 2016.

Revenues for the three-month period ended July 31, 2016 were $7.4 million, up approximately 10% over $6.7 million in Q1 2016, but down approximately 14% as compared to $8.6 million in the same quarter a year ago, which included $1.6 million of perpetual license revenue as compared to $1.0 million of perpetual license revenue in the current quarter. Recurring revenue comprised 76.7% of total revenue in the quarter.  Revenues for the first six months of fiscal year 2016 were $14.0 million, down approximately 5.1% versus the first half of fiscal 2015.

Adjusted EBITDA for the second quarter 2016 was $1.6 million, up appreciably from $0.6 million in Q1, but down approximately 21% from $1.9 million in second quarter of 2015.  Net loss for the second quarter was $(0.7) million, down from $(0.6) million a year prior. Adjusted EBITDA for the first six months of 2016 was $2.2 million, a significant increase over $0.6 million in the first half of fiscal 2015. Net loss for the first half of 2016 was $(2.2) million an improvement from $(2.4) million for first half of 2015.

“Our second quarter financial performance was a solid improvement over the first quarter of this year as expected, with revenue up nicely and Adjusted EBITDA up significantly” stated David Sides, President and Chief Executive Officer, Streamline Health.  “Bookings improved materially over first quarter to $1.7 million.  As previously communicated, we believe our bookings will accelerate in the second half of this fiscal year as our investment in sales and marketing takes hold.”

Highlights for the second quarter ended July 31, 2016 included:

•                  Revenue for the second quarter 2016 was $7.4 million;

•                  Adjusted EBITDA for the second quarter 2016 was $1.6 million;

•                  Net loss for the second quarter 2016 was $(0.7) million;

•                  New sales bookings for the quarter were $1.7 million; and

•                  Backlog at the end of the quarter was $53.6 million.

Conference Call Information

The Company will conduct a conference call to review the results on Wednesday, September 7, 2016 at 5:00 PM ET. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 888-359-3624 and then entering passcode 7600804.

A replay of the conference call will be available from Wednesday, September 7, 2016 at 8:00 PM ET to Monday, September 12,, 2016 at 8:00 PM ET by dialing 888-203-1112 and entering passcode 7600804.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) before net interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, transaction expenses and other expenses that do not relate to Streamline Health’s core operations. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — actionable insights that support revenue cycle optimization for healthcare enterprises.   Our Looking Glass® platform delivers integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2016	2015	2016	2015
Revenues:
Systems sales	$1,364,771	$1,941,601	$1,876,038	$2,240,217
Professional services	548,080	659,372	1,238,695	1,010,331
Maintenance and support	3,732,488	3,627,118	7,488,041	7,281,183
Software as a service	1,728,724	2,391,008	3,438,510	4,256,810
Total revenues	7,374,063	8,619,099	14,041,284	14,788,541

Operating expenses:
Cost of systems sales	671,631	694,794	1,417,115	1,421,585
Cost of professional services	529,024	647,569	1,167,788	1,419,065
Cost of maintenance and support	835,353	714,273	1,693,171	1,531,178
Cost of software as a service	455,370	702,769	939,613	1,441,600
Selling, general and administrative	3,341,949	3,779,114	6,940,790	8,285,288
Research and development	2,108,567	2,233,356	3,830,754	4,457,549
Total operating expenses	7,941,894	8,771,875	15,989,231	18,556,265
Operating loss	(567,831)	(152,776)	(1,947,947)	(3,767,724)
Other expense (income):
Interest expense	(120,014)	(248,175)	(282,026)	(492,116)
Miscellaneous income (expenses)	(44,756)	(159,814)	21,466	1,829,160
Loss before income taxes	(732,601)	(560,765)	(2,208,507)	(2,430,680)
Income tax benefit (expense)	(1,701)	(3,414)	(3,402)	468
Net loss	$(734,302)	$(564,179)	$(2,211,909)	$(2,430,212)
Less: deemed dividends on Series A Preferred Shares	(418,506)	(325,018)	(803,225)	(620,675)
Net loss attributable to common shareholders	$(1,152,808)	$(889,197)	$(3,015,134)	$(3,050,887)
Basic net loss per common share	$(0.06)	$(0.05)	$(0.16)	$(0.16)
Number of shares used in basic per common share computation	19,791,805	18,628,288	19,393,547	18,614,622
Diluted net loss per common share	$(0.06)	$(0.05)	$(0.16)	$(0.16)
Number of shares used in diluted per common share computation	19,791,805	18,628,288	19,393,547	18,614,622

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	July 31, 2016	January 31, 2016

Current assets:
Cash and cash equivalents	$6,513,326	$9,882,136
Accounts receivable, net of allowance for doubtful accounts of $204,654 and $155,407, respectively	3,800,134	4,199,315
Contract receivables	81,343	119,697
Prepaid hardware and third-party software for future delivery	5,992	5,858
Prepaid client maintenance contracts	840,908	956,913
Other prepaid assets	1,208,222	941,532
Other current assets	3,835	97,986
Total current assets	12,453,760	16,203,437

Non-current assets:
Property and equipment:
Computer equipment	2,689,226	2,647,135
Computer software	807,813	801,895
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	729,348
	4,909,830	4,861,821
Accumulated depreciation and amortization	(3,026,510)	(2,407,746)
Property and equipment, net	1,883,320	2,454,075

Contract receivables, less current portion	—	8,711
Capitalized software development costs, net of accumulated amortization of $16,345,910 and $14,919,948, respectively	5,634,236	6,123,638
Intangible assets, net of accumulated amortization of $5,322,567 and $4,671,675, respectively	7,504,433	8,155,325
Deferred financing costs, net of accumulated amortization of zero and $84,531, respectively	—	270,147
Goodwill	16,184,667	16,184,667
Other	824,032	746,018
Total non-current assets	32,030,688	33,942,581
	$44,484,448	$50,146,018

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	July 31, 2016	January 31, 2016

Current liabilities:
Accounts payable	$733,179	$1,136,779
Accrued compensation	542,120	935,324
Accrued other expenses	238,401	328,551
Current portion of long-term debt	786,108	673,807
Deferred revenues	9,982,283	10,447,280
Current portion of capital lease obligation	223,749	592,642
Total current liabilities	12,505,840	14,114,383

Non-current liabilities:
Term loans	5,438,932	7,861,084
Warrants liability	143,257	205,113
Royalty liability	2,355,998	2,291,888
Lease incentive liability	364,500	369,406
Capital lease obligation	23,188	93,257
Deferred revenues, less current portion	918,295	1,212,709
Total non-current liabilities	9,244,170	12,033,457
Total liabilities	21,750,010	26,147,840

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of $72,710 and $875,935, respectively	8,777,275	7,974,050

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 19,639,774 and 18,783,540 shares issued and outstanding, respectively	196,398	187,836
Additional paid in capital	79,836,959	79,700,577
Accumulated deficit	(66,076,194)	(63,864,285)
Total stockholders’ equity	13,957,163	16,024,128
	$44,484,448	$50,146,018

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended July 31,
	2016	2015
Operating activities:
Net loss	$(2,211,909)	$(2,430,212)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	630,706	625,239
Amortization of capitalized software development costs	1,425,962	1,557,758
Amortization of intangible assets	650,892	674,460
Amortization of other deferred costs	115,113	83,868
Valuation adjustment for warrants liability	(61,856)	(1,268,084)
Share-based compensation expense	909,411	1,283,459
Other valuation adjustments	83,937	94,351
Loss on disposal of property and equipment	567	34,228
Gain on early extinguishment of lease liability	—	(33,059)
Provision for accounts receivable	88,472	89,002
Deferred tax benefit	—	(9,574)
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	357,774	(2,122,715)
Other assets	(214,327)	319,862
Accounts payable	(403,600)	427,914
Accrued expenses	(472,420)	(276,301)
Deferred revenues	(759,411)	1,759,832
Net cash provided by operating activities	139,311	810,028

Investing activities:
Purchases of property and equipment	(60,518)	(117,182)
Capitalization of software development costs	(936,560)	—
Net cash used in investing activities	(997,078)	(117,182)

Financing activities:
Principal repayments on term loan	(2,075,172)	(990,506)
Principal payments on capital lease obligation	(438,962)	(403,701)
Recovery of deferred financing costs	—	2,111
Proceeds from exercise of stock options and stock purchase plan	14,793	207,779
Payments related to settlement of employee shared-based awards	(11,702)	—
Net cash used in financing activities	(2,511,043)	(1,184,317)
Decrease in cash and cash equivalents	(3,368,810)	(491,471)
Cash and cash equivalents at beginning of period	9,882,136	6,522,600
Cash and cash equivalents at end of period	$6,513,326	$6,031,129

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	July 31, 2016	January 31, 2016	July 31, 2015
Streamline Health Software Licenses	$15,133,000	$21,586,000	$20,996,000
Third Party Hardware and Software	200,000	200,000	220,000
Professional Services	5,563,000	5,803,000	5,934,000
Maintenance and Support	19,569,000	23,292,000	22,921,000
Software as a Service	13,177,000	16,264,000	19,600,000
Total	$53,642,000	$67,146,000	$69,671,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	July 31, 2016
	Value	% of Total Bookings
Streamline Health Software licenses	$413,000	24%
Software as a service	—	0%
Maintenance and support	649,000	38%
Professional services	545,000	32%
Hardware & third party software	107,000	6%
Total bookings	$1,714,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

Adjusted EBITDA Reconciliation

	Three Months Ended,		Six Months Ended,
	July 31, 2016	July 31, 2015	July 31, 2016	July 31, 2015
Net loss	$(734)	$(564)	$(2,212)	$(2,430)
Interest expense	120	248	282	492
Income tax expense	2	3	3	—
Depreciation	310	311	631	625
Amortization of capitalized software development costs	710	775	1,426	1,558
Amortization of intangible assets	325	337	651	674
Amortization of other costs	36	7	80	48
EBITDA	769	1,117	861	967
Share-based compensation expense	432	631	909	1,283
Loss on disposal of fixed assets	—	—	1	34
Associate severances and other costs relating to transactions or corporate restructuring	110	67	110	206
Non-cash valuation adjustments to assets and liabilities	14	49	22	(1,173)
Transaction related professional fees, advisory fees and other internal direct costs	236	7	255	20
Other non-recurring income	—	—	—	(750)
Adjusted EBITDA	$1,561	$1,871	$2,158	$587
Adjusted EBITDA Margin(1)	21%	22%	15%	4%
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.06)	$(0.05)	$(0.16)	$(0.16)
Adjusted EBITDA per adjusted diluted share (2)	$0.07	$0.09	$0.10	$0.03

Diluted weighted average shares	19,791,805	18,628,288	19,393,547	18,614,622
Includable incremental shares — adjusted EBITDA (3)	3,376,285	2,237,608	3,313,870	2,623,593
Adjusted diluted shares	23,168,090	20,865,896	22,707,417	21,238,215

(1)         Adjusted EBITDA as a percentage of GAAP revenues

(2)         Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(3)         The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.